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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Semi-Annual Report (unaudited)

June 30, 2005

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Fund
  Mosaic Foresight Fund

Mosaic Funds

www.mosaicfunds.com

Portfolio Manager Review

Review of Period

The six-month period ended June 30, 2005 showed losses for all four funds in Equity Trust. Investors was down -3.22% for the six-month period, Mid-Cap was down -1.04%; Balanced slipped -2.10%; and Foresight -3.06%. Over the same period, the S&P 500 Index fell -0.81%. The greatest influence on this performance disparity was the sharp increase in the S&P Energy and Utilities Sectors, which had six-month returns of 23.8% and 15.2% respectively. Neither of these cyclical sectors was represented in Mosaic's portfolios, since stocks in these industries seldom meet our strict criteria for consistent predictable earnings.

 Market in Review

Although the economy remains relatively strong, the stock market got off to a rocky start in 2005. The S&P 500 index fell by -2.15% during the first quarter, and then recovered a bit in the second, to end the six months slightly negative. The downtrend in the market in the first half of 2005 was broad with only four of ten S&P sectors posting a positive return, and with most of the gains concentrated in the Energy and Utilities Sectors. Excluding these two robust sectors, the market was decidedly weaker.

In March, as we passed the five-year anniversary of the all-time peak in the stock market, the indices had still not recovered all of the losses suffered "post bubble." Despite the solid gains of the last two years, the S&P was still some -17% from its high while the Nasdaq remained close to -60% below its peak. We are pleased all funds showed positive gains during that period.

Energy--specifically oil--was the focal point of the stock market in the first half of 2005. Price increases in oil and other commodities sparked inflation fears, which in turn fueled fears of a rise in interest rates. Higher rates almost always pressure stock prices.

The Fed's latest rhetoric has many observers closely focused on any nascent signs of increasing inflationary pressures. Over time, the prospect of rising interest rates has usually trumped growth in earnings as a market indicator. It also appears that the rate of corporate profit growth peaked, which was a drag on the market. On the other hand, interest rates and inflation remained at low absolute levels on an historical basis. Corporate balance sheets appeared rock solid (unlike the consumer's balance sheet), as companies built up meaningful cash reserves. These reserves will likely continue to be used for shareholder friendly activities such as increasing dividends and share buybacks. Ultimately, more cash could be allocated to capital expenditures and mergers and acquisitions.

Although earnings growth has decelerated from the pace of the last two years, it is still quite respectable in line with historic averages. We believe that S&P 500 earnings growth should be in mid-high single digits in 2005, matching or beating most expectations.

The sentiment for the remainder of the year is mixed. Those in the bullish camp envision favorable investment prospects, with Fed tightening in the late innings of the game and moderate, if decelerating, corporate earnings growth. They point towards consumer optimism, which remains solid behind appreciating real estate assets and the low cost of debt. The bearish camp chooses to focus on what they fear is a housing bubble brought about by very low interest rates, the flattening yield curve and signs that the consumer is overextended. Both camps have plenty of ammunition for their arguments as the economy is undoubtedly sending mixed signals. Domestically, growth is still strong, although moderating somewhat, but globally economies are weaker. This divergence of economic indicators and investor sentiment has resulted in the S&P 500 trading in a very narrow range since the beginning of the year.

Outlook

In terms of the overall economy, 2005 is looking much like 2004, with perhaps modestly slower growth. In other words, we're expecting continued, moderate growth, similar to the 3.5-4% expansion we've witnessed over the past year. At the same time, some of the sub-currents we saw in late 2004 may emerge as stronger forces in 2005. The steady demand we've seen in commodities is typically the first stage of inflationary pressure. The second stage is seen in increased demand for capacity and bottlenecks in production. The third stage is a rise in labor costs. Although we ended 2004 without a serious ramp-up in wages, the pressure appears to be building. As a result, we see an increased risk of inflation, and should job growth begin to match economic growth, the prospect of continued Fed Funds tightening is a distinct possibility. On top of these inflationary concerns, the bond market found significant support in 2004 from foreign buyers, particularly the central banks from China, Japan and other Asian and European countries. Any diminution of buying interest from these sources could have a negative impact on bond prices, pushing interest rates higher. Gently rising interest rates will have little impact on the economy and the stock market. However, a dramatic rise in rates could spell trouble for some stock prices.

Interview with lead equity manager Jay Sekelsky

Can you summarize the performance of the funds in Equity Trust for the first six months of 2005?

This six-month period was one of those stretches where our portfolios were out of synch with the market, as positive returns were concentrated in a narrow group of cyclical companies. For the sectors in which we were invested, our stock picking was positive, which gives us confidence in the long-term prospects for our portfolio. This is not the first time we've endured such a stretch, but this knowledge does not make it any more pleasant. In the meantime, we are convinced that the cyclicals will be true to their name, and that when the market rotates, the solid, predictable earners we hold will look more appealing to investors.

Mosaic Investors

How did the fund perform for the first six months of 2005?

Mosaic Investors dipped -3.22% for the period ended June 30, 2005. This return trailed the broader market as measured by the S&P 500, which was down -0.81%. It also trailed its peers, represented by the Lipper Large-Cap Core Index, which fell -1.01%.

Have you made any significant changes to the portfolio since December 31, 2004?

We seek to buy a select group of companies that we can hold for long periods. Our last audited report (December 31, 2004) noted that our turnover rate for the fund in 2004 was 40%, well below the average for all domestic equity funds. This stability was reflected in the first six months of 2005, with no major portfolio changes in the first quarter, and three additions and two complete sales in the second quarter.

We added Check Point Software, a company we have long admired, and which we have held in the past. Our trades have typically been driven by valuation, as this leader of internet security solutions has not been immune from the volatility of the Technology Sector. When we purchased the stock, it was trading at the low end of its historical valuation range, while projected earnings and revenue growth appear to be in the area of 11-14%.

Harley-Davidson is a familiar name to most of our investors, since it is often cited as having the strongest brand equity of any company in the United States. Due to recent earnings slowdowns, which we believe are temporary, the stock was available at an unusually low valuation. Estee Lauder is another major brand name company new to the portfolio. This leader in the high growth "prestige" cosmetics industry, retails over 20 brands, with the three largest accounting for the bulk of the company's revenue (Estee Lauder, Clinique and MAC).

The only positions closed in the portfolio were insurance giant AIG and Taiwan Semiconductor. AIG has been in the news due to investigations into the company's property and casualty insurance operations. Although we believe that AIG is diverse and strong enough to move beyond these issues, the risk of negative influence on the stock price and our reduced confidence in management led to our sell decision. We also sold the bulk of our holdings in Taiwan Semiconductor in late June, as the stock approached our assessment of full valuation.

TOP TEN STOCK HOLDINGS AS OF
JUNE 30, 2005 FOR MOSAIC INVESTORS

% of net assets
Liberty Media Corp.	4.69%
Microsoft Corp.	4.43%
MBNA Corp.	4.37%
First Data Corp.	4.37%
Berkshire Hathaway	4.31%
Liz Claiborne	3.80%
Morgan Stanley	3.77%
Comcast Corp.	3.71%
Wal-Mart Stores	3.65%
Viacom	3.48%

What holdings were the strongest contributors to fund performance?

We saw particular strength in our technology holdings. Over the past year, we have gradually increased our allocation to select technology stocks, giving us an above-index weighting for the first time in many years. Our stocks soundly outperformed the overall sector, with particularly strong impact from Fiserv, the Milwaukee-based data processor, and Taiwan Semiconductors. Our heath care holdings were also a positive, led by Health Management Associates, which operates hospitals, largely in non-urban areas of the south. Outside of these sectors, our strongest holding was drugstore chain, Walgreen Company, which was up some 20% over the first six months of the year.

What holdings were the largest constraints on performance?

From a sector perspective, our lack of holdings in the hot Energy and Utilities Sectors were relative constraints. We typically do not find the sort of consistency we demand in these highly cyclical sectors. Specific to our current holdings, our financial and consumer discretionary stocks were the greatest drag on performance. The controversies surrounding AIG drove that stock down sharply, while weaknesses across the industry drove down many of our other financial names, most notably Willis Group, which has an international business in insurance brokerage--helping clients manage risk, primarily by matching businesses with insurance providers.

Mosaic Balanced

How did Mosaic Balanced perform for the six-month period?

Mosaic Balanced dipped -2.10% for the six months, with negative results from equities offsetting modest positive returns from the bond side of the portfolio. As with our Investors Fund, a good deal of our underperformance was the result of not holding stocks in the top-performing Energy and Utilities Sectors. Over the same period, the average balanced fund, as tracked by the Lipper Balanced Fund Index, rose 0.50%. The Fund retains its performance advantage over its peers for five and ten years.

Have you made any significant changes to the portfolio since December 31, 2004?

The stock holdings of Balanced mirror the holdings of Mosaic Investors, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 64.8% stocks and finished the period at virtually the same level, with 65.4% in stocks. On the bond side, we have been gradually increasing the percentage of government issued bonds, and decreasing the weighting in corporate bonds, based on our assessment of relative values. At the beginning of the period we held 10.6% of the fund in government bonds, and ended the period with 16.3% in governments.

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced were negative for the period. The holdings mirror the stocks held in Mosaic Investors, discussed at some length above.

How did the bond holdings in Balanced contribute to overall performance?

Bond valuations fell in the first quarter of 2005 and then rebounded in the second quarter, producing a net positive result for the fund. We have kept the bond holdings in Mosaic Balanced quite conservative, which was a positive in the first quarter, but negative in the second, when interest rates dipped. Nevertheless, we feel that the most likely scenario over the next few quarters is higher rates, which will hurt bond valuations. We will maintain our defensive posture in anticipation of higher interest rates and a more attractive yield environment ahead. We believe that investors in our Balanced Fund are seeking solid returns with risk moderation, and our active management of the bond side of the fund is intended to complement these goals.

TOP FIVE STOCK AND FIXED INCOME HOLDINGS
AS OF JUNE 30, 2005 FOR MOSAIC BALANCED

% of net assets
Top Five Stock Holdings (65.4% of net assets in stocks)
Berkshire Hathaway	3.54%
MBNA Corp.	3.53%
First Data Corp.	3.53%
Liberty Media Corp.	3.12%
Wal-Mart Stores	2.96%
% of net assets
Top Five Fixed Income Holdings (32.6% of net assets in fixed income)
US Treasury Note, 4.625%, 5/15/06	2.97%
US Treasury Note, 4%, 3/15/10	2.73%
Fannie Mae, 6%, 12/15/05	2.48%
US Treasury Note, 5.875%, 11/15/05	1.98%
Fannie Mae, 3.25%, 8/15/08	1.93%

Mosaic Mid-Cap

An interview with Rich Eisinger, co-manager of Mosaic Mid-Cap.

How would you characterize the performance of Mosaic Mid-Cap so far in 2005?

In both absolute and relative terms, the fund's -1.04% return for the period was a disappointment. The Fund's performance trailed our benchmark, the Russell Mid-Cap Index, which advanced 3.92% over the same period. We also trailed our peer group, as represented by the Lipper Mid-Cap Core Index, which advanced 1.88%. A concentrated investing approach will often lead to periods of outperformance and underperformance relative to benchmark indices. Over long periods of time, we are confident that our focus on high-quality businesses and preservation of capital will reward patient investors. We consider our portfolio as strong as ever, but temporarily out of favor in a market that is most enamored with cyclicals, primarily energy stocks, which are flourishing due to high oil prices.

Did you make any significant changes to the portfolio since December 31, 2004?

Our latest audited portfolio turnover ratio (12/31/04) was 38%, which translates into an average holding period of close to three years. Over the course of the first six months of 2005 we added five new holdings: Charles River Laboratories, Cintas, Check Point Software, Cabela's, and Estee Lauder. Four holdings were sold: Office Depot, Limited, Natuzzi and Kemet. The basic composition of the portfolio was maintained, with similar sector exposure and the same top four holdings.

Our new holdings, which come from different industries, do have some commonalities: leadership in their segments, some inherent competitive advantage, and strong management teams. Charles River Laboratories is a leading supplier to pharmaceutical and biotech research operations. Cintas designs and manufactures uniforms, which it rents and sells to its customers, and also markets to its corporate customers. The company takes advantage of cross-selling opportunities to market a broad range of products to customers, such as cleaning materials and first aid products. Check Point Software is a leader in internet and firewall security. Cabela's is a growing retailer of hunting, camping and fishing supplies, which it markets via large destination stores and a growing direct-market channel. Estee Lauder is a familiar name in the cosmetics industry, and has a growing international market through its numerous brands, including Clinique and MAC.

What holdings were the strongest contributors to fund performance?

In terms of sectors, we saw positive results from our Health Care and Technology Sector holdings. Among the top individual performers were Jacobs Engineering Group, Kenneth Cole, Office Depot (which was sold in March), Community Health Systems, Intuit and Fiserv Inc.

What holdings were the largest constraints on performance?

Our underweighting in the leading Energy and Utility Sectors was a hurdle for this period, as soaring energy prices gave these cyclical sectors a boost. We tend to avoid cyclical stocks, because few of them can demonstrate the sort of dependable earnings we require. Stocks that were weak over the period include CarMax, Natuzzi (sold in March) and Willis Group.

TOP TEN STOCK HOLDINGS AS OF
JUNE 30, 2005 FOR MOSAIC MID-CAP

% of net assets
White Mountains Insurance	4.35%
Markel Corp.	3.85%
Mercury General Corp.	3.76%
Hewitt Assoc., Inc.	3.73%
Intuit, Inc	3.51%
Liberty Media Corp.	3.40%
Charles River Laboratories	3.36%
Tiffany & Company	3.25%
Jacobs Engineering Group	3.16%
Dover Corp.	3.13%

Mosaic Foresight

An interview with Foresight manager and Madison Investment Advisors' founder and President, Frank Burgess.

How would you characterize the performance of Foresight for the period?

We underperformed for this six-month period, with a return of -3.06%. Our Lipper Flexible Portfolio peer group had an average return of -0.36%, while the overall stock market, as represented by the S&P 500 was down -0.81%. As with our other stock portfolios, this performance gap was largely due to our lack of exposure to the market-leading Energy and Utilities Sectors, cyclical sectors which we typically find too volatile for our discipline.

Have you made any significant changes to the portfolio since December 31, 2004?

Over the past six months we've continued our move to what is now a fully invested stock position. Our equity positions are concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce predictable earnings over time. While these types of stocks were not in favor over the past six months, we believe they offer the best risk/return potential today, and will reward investors over time.

Among the new holdings in the portfolio are motorcycle manufacturer Harley-Davidson, McDonald's, Viacom, Wal-Mart, Waste Management and Wells Fargo. Sales include banks Marshall & Isley and Washington Mutual, Bristol Myers Squibb and insurer MBIA.

TOP FIVE STOCK HOLDINGS AS OF
JUNE 30, 2005 FOR MOSAIC FORESIGHT

% of net assets
Liberty Media Corp.	4.45%
MGIC Investment Corp.	4.31%
Microsoft Corp.	4.23%
MBNA Corp.	4.17%
First Data Corp.	4.16%

Investors Fund - Portfolio of Investments (unaudited)

June 30, 2005

	Number of Shares	Value
COMMON STOCKS: 97.9% of net assets

CONSUMER DISCRETIONARY: 20.3%
Costco Wholesale Corp.	85,370	$3,826,283
Harley Davidson, Inc.	81,605	4,047,608
Liz Claiborne	145,995	5,804,761
McDonald's Corp.	174,870	4,852,642
Mohawk Industries Inc.*	38,065	3,140,362
Target Corp.	67,500	3,672,675
Wal-Mart Stores	115,685	5,576,017

CONSUMER STAPLES: 3.7%
Estee Lauder Co.	62,761	2,455,838
Walgreen Co.	69,735	3,207,113

FINANCIAL SERVICES: 16.7%
Citigroup, Inc.	106,190	4,909,164
Freddie Mac	50,185	3,273,568
MBNA Corp.	255,045	6,671,977
Morgan Stanley	109,595	5,750,450
Wells Fargo Co.	80,000	4,926,400

HEALTH CARE: 8.6%
Baxter International	108,455	4,023,680
Health Management Associates	166,840	4,367,871
Johnson & Johnson	73,185	4,757,025

INDUSTRIAL: 6.4%
Dover Corp.	130,610	4,751,592
Waste Management, Inc.	174,650	4,949,581

INSURANCE: 11.5%
Berkshire Hathaway*	2,363	6,577,410
MGIC Investment Corp.	74,780	4,877,152
Markel Corp.*	9,690	3,284,910
Willis Group Holding	85,230	2,788,726

MEDIA & ENTERTAINMENT: 11.9%
Comcast Corp.*	189,065	$5,662,497
Liberty Media Corp.*	703,055	7,164,130
Viacom	166,035	5,316,441

TECHNOLOGY: 18.8%
Check Point Software*	149,155	2,953,269
Cisco Systems, Inc.*	265,000	5,064,150
First Data Corp.	166,170	6,670,064
Fiserv, Inc.*	91,940	3,948,823
Intuit, Inc.*	70,230	3,168,075
Microsoft Corp.	272,335	6,764,801
Taiwan Semiconductor	22,010	200,741

TOTAL COMMON STOCKS (Cost $130,281,213)		$149,405,796

REPURCHASE AGREEMENT: 2.7% of net assets With Morgan Stanley and Company issued 6/30/05 at 2.73%, due 7/1/05, collateralized by $4,187,828 in United States Treasury Notes due 2/15/27. Proceeds at maturity are $4,085,310 (Cost $4,085,000).		4,085,000

TOTAL INVESTMENTS: 100.6% of net assets (Cost $134,366,213)		$153,490,796

LIABILITIES LESS CASH AND RECEIVABLES: (0.6)% of net assets		(847,594)

NET ASSETS: 100%		$152,643,202

*Non-income producing

Balanced Fund - Portfolio of Investments (unaudited)

June 30, 2005

	Number of Shares	Value
COMMON STOCKS: 65.4% of net assets

CONSUMER DISCRETIONARY: 14.0%
Costco Wholesale Corp.	7,235	$324,273
Harley Davidson, Inc.	6,940	344,224
Liz Claiborne	12,500	497,000
McDonald's Corp.	19,115	530,441
Mohawk Industries Inc.*	3,095	255,337
Target Corp.	5,400	293,814
Wal-Mart Stores	12,500	602,500

CONSUMER STAPLES: 2.4%
Estee Lauder Co.	5,319	208,132
Walgreen Co.	5,935	272,951

FINANCIAL SERVICES: 10.8%
Citigroup, Inc.	11,815	546,207
MBNA Corp.	27,525	720,054
Morgan Stanley	9,250	485,348
Wells Fargo Co.	7,190	442,760

HEALTH CARE: 5.9%
Baxter International	9,600	356,160
Health Management Associates	16,525	432,625
Johnson & Johnson	6,485	421,525

INDUSTRIAL: 4.2%
Dover Corp.	11,800	429,284
Waste Management, Inc.	15,005	425,242

INSURANCE: 6.7%
Berkshire Hathaway*	259	720,927
MGIC Investment Corp.	6,170	402,407
Willis Group Holding	7,265	237,711

MEDIA & ENTERTAINMENT: 8.5%
Comcast Corp.*	16,790	502,861
Liberty Media Corp.*	62,450	636,365
Viacom	18,250	584,365

TECHNOLOGY: 12.9%
Check Point Software*	13,860	274,428
Cisco Systems, Inc.*	22,665	433,128
First Data Corp.	17,900	718,506
Fiserv, Inc.*	8,075	346,821
Intuit, Inc.*	5,980	269,758
Microsoft Corp.	23,135	574,673
Taiwan Semiconductor	1,850	16,872

TOTAL COMMON STOCKS (Cost $11,606,657)		$13,306,699

	Principal Amount	Value
DEBT INSTRUMENTS: 32.6% of net assets

CORPORATE OBLIGATIONS: 16.3%
CONSUMER GOODS: 1.0%
Target Corp., 5.5%, 4/1/07	200,000	$205,257

CONSUMER STAPLES: 0.7%
Kraft Foods, Inc., 4.625%, 11/1/06	150,000	151,027

FINANCIALS: 7.1%
Countrywide Home Loan, 5.625%, 5/15/07	210,000	215,258
General Electric, 4.625%, 9/15/09	200,000	203,615
Goldman Sachs, 7.35%, 10/1/09	180,000	200,630
Household Finance Co., 7.875%, 3/1/07	200,000	211,858
International Lease Finance, 5.625%, 6/1/07	200,000	205,121
MGIC Investment Corp., 6%, 3/15/07	200,000	206,074
United Healthcare Group, 5%, 8/15/14	200,000	207,320

INDUSTRIAL: 1.7%
Daimler Chrysler, 7.2%, 9/1/09	200,000	$217,900
Ford Motor Credit, 6.875%, 2/1/06	125,000	126,267

OIL: 1.0%
Marathon Oil Corp., 5.375%, 6/1/07	200,000	204,065

TECHNOLOGY: 3.0%
Computer Sciences Co., 3.5%, 4/15/08	200,000	195,511
Hewlett-Packard Co., 5.5%, 7/1/07	200,000	205,038
Lexmark Int'l, 6.75%, 5/15/08	200,000	212,298

TELECOMMUNICATIONS: 1.8%
AT & T Broadband, 8.375%, 3/15/13	200,000	244,229
Sprint Capital Corp., 6.125%, 11/15/08	125,000	131,787

US TREASURY & AGENCY OBLIGATIONS 16.3%
Fannie Mae, 6.0%, 12/15/05	500,000	505,438
Fannie Mae, 3.25%, 8/15/08	400,000	392,846
Freddie Mac, 3.50%, 9/15/07	370,000	367,921
US Treasury Notes, 5.875%, 11/15/05	400,000	403,844
US Treasury Notes, 4.625%, 5/15/06	600,000	605,813
US Treasury Notes, 3.625%, 7/15/09	350,000	348,948
US Treasury Notes, 4.0%, 3/15/10	550,000	556,166
US Treasury Notes, 4.0%, 3/15/10	150,000	150,949

TOTAL DEBT INSTRUMENTS (Cost $6,613,160)		$6,675,180
REPURCHASE AGREEMENT: 2.7% of net assets With Morgan Stanley and Company issued 6/30/05 at 2.73%, due 7/1/05, collateralized by $572,046 in United States Treasury Notes due 2/15/27. Proceeds at maturity are $558,042 (Cost $558,000).		$558,000

TOTAL INVESTMENTS: 100.7% of net assets (Cost $18,777,817)		$20,539,879

LIABILITIES LESS CASH AND RECEIVABLES: (0.7)% of net assets		(148,468)

NET ASSETS: 100%		$20,391,411

*Non-income producing

Mid-Cap Fund - Portfolio of Investments (unaudited)

June 30, 2005

	Number of Shares	Value
COMMON STOCKS: 90.2% of net assets

CONSUMER DISCRETIONARY: 17.9%
Cabela's, Inc.*	220,825	$4,716,822
CarMax, Inc.*	120,905	3,222,118
John Wiley & Sons Inc.	74,935	2,977,168
Kenneth Cole Products	120,605	3,753,228
Liz Claiborne	103,775	4,126,094
Mohawk Industries, Inc.*	39,680	3,273,600
Tiffany & Company	149,630	4,901,879

CONSUMER STAPLES: 4.3%
Del Monte Foods*	406,090	4,373,589
Estee Lauder Co.	55,068	2,154,811

FINANCIAL SERVICES: 2.2%
AG Edwards	73,715	3,328,232

HEALTH CARE: 8.8%
Charles River Laboratories*	105,055	5,068,904
Community Health Systems*	93,530	3,534,499
Laboratory Corp. of America*	93,970	4,689,103

INDUSTRIAL: 15.3%
Cintas	114,940	4,436,684
Dover Corp.	129,805	4,722,306
Expeditors International of Washington, Inc.	89,745	4,470,198
Jacobs Engineering Group	84,525	4,755,376
Waste Management, Inc.	161,975	4,590,372

INSURANCE: 16.5%
Markel Corp.*	17,100	5,796,900
Mercury General Corp.	103,905	5,664,901
Odyssey Reinsurance Holdings	186,235	4,596,280
White Mountains Insurance	10,398	6,560,098
Willis Group Holding	67,775	2,217,598

MEDIA & ENTERTAINMENT: 11.2%
Liberty Global*	85,884	4,008,206
Liberty Media Corp.*	503,265	5,128,270
Scripps, Co.	74,145	3,618,276
Valassis Communications, Inc.*	112,465	4,166,828

TECHNOLOGY: 12.4%
Check Point Software*	165,195	3,270,861
Fiserv, Inc.*	105,230	4,519,628
Hewitt Associates, Inc.*	211,790	5,614,553
Intuit, Inc.*	117,245	5,288,922

TELECOMMUNICATIONS: 1.6%
IDT Corporation*	184,315	2,440,331

TOTAL COMMON STOCKS (Cost $121,387,763)		$135,986,635

REPURCHASE AGREEMENT: 11.9% of net assets With Morgan Stanley and Company issued 6/30/05 at 2.73%, due 7/1/05, collateralized by $18,433,621 in United States Treasury Notes due 2/15/27. Proceeds at maturity are $17,982,364 (Cost $17,981,000).		17,981,000

TOTAL INVESTMENTS: 102.1% of net assets (Cost $139,368,763)		$153,967,635

LIABILITIES LESS CASH AND RECEIVABLES: (2.1)% of net assets		(3,284,116)

NET ASSETS: 100%		$150,683,519

*Non-income producing

Foresight Fund - Portfolio of Investments (unaudited)

June 30, 2005

	Number of Shares	Value
COMMON STOCKS: 89.1% of net assets

CONSUMER DISCRETIONARY: 14.6%
Harley-Davidson, Inc.	2,475	$122,760
Liz Claiborne	4,570	181,703
McDonald's Corp.	5,050	140,137
Mohawk Industries*	1,160	95,700
Wal-Mart Stores	3,505	168,941

CONSUMER STAPLES: 5.5%
Costco Wholesale Corp.	2,135	95,691
Estee Lauder Co.	1,908	74,660
Walgreen Co.	2,115	97,269

FINANCIAL SERVICES: 15.4%
Citigroup, Inc.	3,090	142,851
Freddie Mac	1,375	89,691
MBNA Corp.	7,750	202,740
Morgan Stanley	3,330	174,725
Wells Fargo Co.	2,260	139,171

HEALTH CARE: 8.6%
Baxter International	3,580	132,818
Health Management Associates	5,545	145,168
Johnson & Johnson	2,200	143,000

INDUSTRIAL: 6.0%
Dover Corp.	4,120	149,886
Waste Management, Inc.	5,085	144,109

INSURANCE: 10.0%
Berkshire Hathaway*	71	197,628
MGIC Investment Corp.	3,215	209,682
Willis Group Holding	2,445	80,000

MEDIA & ENTERTAINMENT: 11.1%
Comcast Corp.*	5,365	160,682
Liberty Media Corp.*	21,265	216,690
Viacom	5,100	163,302

TECHNOLOGY: 17.9%
Check Point Software*	4,910	97,218
Cisco Systems, Inc.*	7,385	141,127
First Data Corp.	5,045	202,506
Fiserv, Inc.*	2,805	120,475
Intuit, Inc.*	2,140	96,535
Microsoft Corp.	8,280	205,675
Taiwan Semiconductor	674	6,154

TOTAL COMMON STOCKS (Cost $4,093,730)		$4,338,694

REPURCHASE AGREEMENT: 11.9% of net assets With Morgan Stanley and Company issued 6/30/05 at 2.73%, due 7/1/05, collateralized by $593,575 in United States Treasury Notes due 2/15/27. Proceeds at maturity are $579,044 (Cost $579,000).		579,000

TOTAL INVESTMENTS: 101% of net assets (Cost $4,672,730)		$4,917,694

CASH AND RECEIVABLES LESS LIABILITIES: (1.0)% of net assets		(50,154)

NET ASSETS: 100%		$4,867,540

*Non-income producing

Statements of Assets and Liabilities (unaudited)
June 30, 2005

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$149,405,796	$19,981,879	$135,986,635	$4,338,694
Repurchase agreements	4,085,000	558,000	17,981,000	579,000
Total investments*	153,490,796	20,539,879	153,967,635	4,917,694
Cash	703	119	125	421
Receivables
Investment securities sold	1,255,275	5,600	487,393	21,906
Dividends and interest	143,247	93,450	45,930	4,375
Capital shares sold	405,649	34,676	310,025	--
Total receivables	1,804,171	133,726	843,348	26,281
Total assets	$155,295,670	$20,673,724	$154,811,108	$4,944,396

LIABILITIES
Payables
Investment securities purchased	2,458,844	208,387	3,951,560	74,752
Dividends	--	3,106	--	--
Capital shares redeemed	181,621	66,985	167,980	--
Independent trustee and auditor fees	12,003	3,835	8,049	2,104
Total liabilities	$2,652,468	$282,313	$4,127,589	$76,856

NET ASSETS	$152,643,202	$20,391,411	$150,683,519	$4,867,540

Net assets consists of:
Paid in capital	$132,965,583	$18,011,212	$132,873,124	$4,670,750
Undistributed net investment income (loss)	185,212	--	(239,606)	7,347
Accumulated net realized gains (losses)	367,824	618,137	3,451,129	(55,521)
Net unrealized appreciation on investments	19,124,583	1,762,062	14,598,872	244,964
Net Assets	$152,643,202	$20,391,411	$150,683,519	$4,867,540

CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized (Note 8).	7,574,188	1,072,229	12,165,005	375,193

NET ASSETS VALUE PER SHARE	$20.15	$19.02	$12.39	$12.97
*INVESTMENT SECURITIES, AT COST	$134,366,213	$18,777,817	$139,368,763	$4,672,730

Statements of Operations (unaudited)
For the six-months ended June 30, 2005

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
INVESTMENT INCOME (Note 1)
Interest income	$155,121	$160,977	$180,778	$13,051
Dividend income	774,660	80,663	373,467	23,850
Total investment income	929,781	241,640	554,245	36,901

EXPENSES (Notes 3 and 5)
Investment advisory fees	554,237	91,514	477,929	17,812
Other expenses:
Service agreement fees	174,828	50,028	305,874	9,262
Independent trustee and auditor fees	15,504	4,710	10,048	2,480
Total other expenses	190,332	54,738	315,922	11,742

Total expenses	744,569	146,252	793,851	29,554

NET INVESTMENT INCOME (LOSS)	185,212	95,388	(239,606)	7,347

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,621,727	953,649	2,683,954	116,620
Change in net unrealized depreciation of investments	(8,150,672)	(1,644,991)	(3,347,085)	(272,789)

NET LOSS ON INVESTMENTS	(5,528,945)	(691,342)	(663,131)	(156,169)

TOTAL DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,343,733)	$(595,954)	$(902,737)	$(148,822)

Statements of Changes in Net Assets
For the period indicated

	Investors Fund		Balanced Fund
	(unaudited) Six-Months Ended June 30, 2005	Year Ended Dec. 31, 2004	(unaudited) Six-Months Ended June 30, 2005	Year Ended Dec, 31, 2004
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$185,212	$1,015,133	$95,388	$266,061
Net realized gain on investments	2,621,727	4,530,880	953,649	697,103
Change in net unrealized appreciation on investments	(8,150,672)	10,689,842	(1,644,991)	1,052,618
Total increase (decrease) in net assets resulting from operations	(5,343,733)	16,235,855	(595,954)	2,015,782

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME	--	(1,015,133)	(95,388)	(266,061)

CAPITAL SHARE TRANSACTIONS (Note 8)	(6,133,964)	23,937,258	(5,314,939)	237,488

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,477,697)	39,157,980	(6,006,281)	1,987,209

NET ASSETS
Beginning of period	$164,120,899	$124,962,919	$26,397,692	$24,410,483
End of period	$152,643,202	$164,120,899	$20,391,411	$26,397,692
	Mid-Cap Fund		Foresight Fund
	(unaudited) Six-Months Ended June 30, 2005	Year Ended Dec. 31, 2004	(unaudited) Six-Months Ended June 30, 2005	Year Ended Dec. 31, 2004
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$(239,606)	$(72,422)	$7,347	$25,039
Net realized gain (loss) on investments	2,683,954	6,387,720	116,620	132,302
Change in net unrealized appreciation (depreciation) on investments	(3,347,085)	9,361,153	(272,789)	151,641
Total increase (decrease) in net assets resulting from operations	(902,737)	15,676,451	(148,822)	308,982

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	--	--	(25,039)
From net capital gains	--	(5,548,123)	--	--
Total distributions	--	(5,548,123)	--	(25,039)

CAPITAL SHARE TRANSACTIONS (Note 8)	35,777,596	51,004,929	227,035	(235,775)

TOTAL INCREASE IN NET ASSETS	34,874,859	61,133,257	78,213	48,168

NET ASSETS
Beginning of period	$115,808,660	$54,675,403	$4,789,327	$4,741,159
End of period	$150,683,519	$115,808,660	$4,867,540	$4,789,327

Financial Highlights
Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$20.82	$18.79	$15.42	$18.61	$20.06
Investment operations:
Net investment income	0.02	0.13	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.69)	2.03	3.37	(3.19)	(0.54)
Total from investment operations	(0.67)	2.16	3.41	(3.15)	(0.50)
Less distributions:
From net investment income	--	(0.13)	(0.04)	(0.04)	(0.05)
From net capital gains	--	--	--	--	(0.90)
Total distributions	--	(0.13)	(0.04)	(0.04)	(0.95)
Net asset value, end of year	$20.15	$20.82	$18.79	$15.42	$18.61
Total return (%)	(3.22)	11.49	22.14	(16.94)	(2.52)
Ratios and supplemental data
Net assets, end of year (in thousands)	$152,643	$164,121	$124,963	$95,219	$30,526
Ratio of expenses to average net assets (%)	0.92[1]	0.88	0.88	0.99	1.15
Ratio of net investment income to average net assets (%)	0.23[1]	0.70	0.27	0.44	0.26
Portfolio turnover (%)	13	40	29	88	63

BALANCED FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$19.51	$18.22	$15.98	$17.87	$18.68
Investment operations:
Net investment income	0.08	0.20	0.19	0.26	0.33
Net realized and unrealized gain (loss) on investments	(0.49)	1.29	2.24	(1.89)	(0.12)
Total from investment operations	(0.41)	1.49	2.43	(1.63)	0.21
Less distributions:
From net investment income	(0.08)	(0.20)	(0.19)	(0.26)	(0.33)
From net capital gains	--	--	--	--	(0.69)
Total distributions	(0.08)	(0.20)	(0.19)	(0.26)	(1.02)
Net asset value, end of year	$19.02	$19.51	$18.22	$15.98	$17.87
Total return (%)	(2.10)	8.19	15.29	(9.13)	1.17
Ratios and supplemental data
Net assets, end of year (in thousands)	$20,391	$26,398	$24,411	$20,886	$22,856
Ratio of expenses to average net assets (%)	1.19[1]	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets (%)	0.78[1]	1.06	1.01	1.56	1.81
Portfolio turnover (%)	13	38	43	37	60

MID-CAP FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value beginning of year	$12.52	$11.06	$8.69	$10.04	$9.36
Investment operations:
Net investment income (loss)	(0.02)	(0.01)	(0.03)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	(0.11)	2.10	2.51	(1.26)	1.40
Total from investment operations	(0.13)	2.09	2.48	(1.29)	1.41
Less distributions:
From net investment income	--	--	--	--	(0.01)
From net capital gains	--	(0.63)	(0.11)	(0.06)	(0.72)
Total distributions	--	(0.63)	(0.11)	(0.06)	(0.73)
Net asset value, end of year	$12.39	$12.52	$11.06	$8.69	$10.04
Total return (%)	(1.04)	18.90	28.53	(12.87)	15.32
Ratios and supplemental data
Net assets, end of year (in thousands)	$150,684	$115,809	$54,675	$26,202	$13,037
Ratio of expenses to average net assets (%)	1.23[1]	1.24	1.25	1.24	1.25
Ratio of net investment income (loss) to average net assets (%)	(0.37)[1]	(0.09)	(0.44)	(0.42)	0.09
Portfolio turnover (%)	16	38	25	35	47

FORESIGHT FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value beginning of year	$13.38	$12.59	$10.79	$12.60	$13.41
Investment operations:
Net investment income	0.02	0.07	0.01	0.02	0.15
Net realized and unrealized gain (loss) on investments	(0.43)	0.79	1.80	(1.81)	(0.54)
Total from investment operations	(0.41)	0.86	1.81	(1.79)	(0.39)
Less distributions from net investment income	--	(0.07)	(0.01)	(0.02)	(0.42)
Net asset value, end of year	$12.97	$13.38	$12.59	$10.79	$12.60
Total return (%)	(3.06)	6.83	16.73	(14.17)	(2.97)
Ratios and supplemental data
Net assets, end of year(in thousands)	$4,868	$4,789	$4,741	$3,925	$4,310
Ratio of expenses to average net assets (%)	1.24[1]	1.25	1.25	1.25	1.25
Ratio of net investment income to average net assets (%)	0.31[1]	0.54	0.04	0.21	1.41
Portfolio turnover (%)	34.39		7	8	26

1Annualized.

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust offers shares in four separate diversified funds which invest in differing securities: the Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund whose objectives and strategies are described in the Trust's prospectus.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2004 and 2003 were as follows:

	2004	2003
Investors Fund:
Distributions paid from ordinary income	$1,015,133	$292,144
Balanced Fund:
Distributions paid from ordinary income	$266,061	$245,717
Mid-Cap Fund:
Distributions paid from:
Ordinary Income	--	--
Long-term capital gains	$4,269,314	$531,294
Short-term capital gains	$1,278,809	--
Foresight Fund:
Distributions paid from ordinary income	$25,039	$1,880

The Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund designate 100%, 97%, 55% and 100%, respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2004 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of June 30, 2005, the components of distributable earnings on a tax basis were as follows (unaudited):

Investors Fund:
Accumulated net realized gains	$553,036
Net unrealized appreciation on investments	19,124,583
$19,677,619
Balanced Fund:
Accumulated net realized gains	$618,137
Net unrealized appreciation on investments	1,762,062
$2,380,199
Mid-Cap Fund:
Accumulated net realized gains	$3,211,523
Net unrealized appreciation on investments	14,598,872
$17,810,395
Foresight Fund:
Accumulated net realized losses	$(48,174)
Net unrealized appreciation on investments	244,964
$196,790

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribu-tion to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2004, capital loss carryovers available to offset future capital gains for federal income tax purposes and the years they expire are as follows:

Expiration Date	Investors Fund
December 31, 2010	$2,253,903
Expiration Date	Balanced Fund
December 31, 2010	$276,614
December 31, 2011	58,898
Expiration Date	Foresight Fund
December 31, 2011	$164,179

A portion of the Investors Fund's capital loss carryovers were acquired through its merger with Mosaic Focus Fund on July 1, 2002 and is subject to certain limitations.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. On the date of this report, the Investors Fund had approximately a 16.8% interest, the Balanced Fund approximately a 2.3% interest, the Mid-Cap Fund approximately a 74.0% interest and the Foresight Fund approximately a 2.4% interest in the consolidated repurchase agreement of $24,299,000 collateralized by $24,910,659 in United States Treasury Notes. Proceeds at maturity were $24,300,843.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Balanced, Mid-Cap and Foresight Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2005 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov't Securities	--	--
Other	$26,818,964	$19,954,342
Balanced Fund:
U. S. Gov't Securities	$1,038,902	$492,267
Other	$1,970,074	$6,653,302
Mid-Cap Fund:
U. S. Gov't Securities	--	--
Other	$49,899,528	$17,965,857
Foresight Fund:
U. S. Gov't Securities	--	--
Other	$2,145,478	$1,275,227

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage is 0.41% for the Balanced Fund, 0.48% for the Mid-Cap Fund and 0.39% for the Foresight Fund. For the Investors Fund, this fee is 0.23% on the first $100 million and 0.20% on all assets greater than $100 million.

The Trust also pays the expenses of the Trust's Independent Trustees and auditors directly. For the six-months ended June 30, 2005, these fees amounted to $15,504, $4,710, $10,048 and $2,480 for the Investors, Balanced, Mid-Cap and Foresight Funds, respectively.

6. Fund Expenses.

Example: As a shareholder of one of the funds of Mosaic Equity Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Mosaic Equity Trust fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the funds offered by the Trust. This Example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Investors Fund	-3.22%	$1,000.00	$967.82	0.92%	$4.44
Balanced Fund	-2.10%	$1,000.00	$978.97	1.19%	$5.78
Mid-Cap Fund	-1.04%	$1,000.00	$989.62	1.23%	$6.01
Foresight Fund	-3.06%	$1,000.00	$969.36	1.24%	$5.93
[1]For the six months ended June 30, 2005.

[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

[3]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a fund offered by the Trust and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Mosaic fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Investors Fund	5.00%	$1,000.00	$1,025.05	0.92%	$4.64
Balanced Fund	5.00%	$1,000.00	$1,025.05	1.19%	$5.98
Mid-Cap Fund	5.00%	$1,000.00	$1,025.05	1.23%	$6.19
Foresight Fund	5.00%	$1,000.00	$1,025.05	1.24%	$6.20
[1]For the six months ended June 30, 2005.

[2]Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

7. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of June 30, 2005:

	(unaudited)
	Investors Fund	Balanced Fund
Aggregate Cost	$134,366,213	$18,777,817
Gross unrealized appreciation	21,286,548	1,990,239
Gross unrealized depreciation	(2,161,965)	(228,177)
Net unrealized appreciation	$19,124,583	$1,762,062
	(unaudited)
	Mid-Cap Fund	Foresight Fund
Aggregate Cost	$139,368,763	$4,672,730
Gross unrealized appreciation	16,221,436	363,377
Gross unrealized depreciation	(1,622,564)	(118,413)
Net unrealized appreciation	$14,598,872	$244,964

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

Investors Fund	(unaudited) Six-Months Ended June 30, 2005	Year Ended Dec. 31, 2004
In Dollars
Shares sold	$19,748,890	$41,926,322
Shares issued in reinvestment of dividends	--	427,421
Total shares issued	19,748,890	42,353,743
Shares redeemed	(25,882,854)	(18,416,485)
Net increase (decrease)	$(6,133,964)	$23,937,258

In Shares
Shares sold	975,067	2,163,461
Shares issued in reinvestment of dividends	--	20,509
Total shares issued	975,067	2,183,970
Shares redeemed	(1,284,780)	(950,915)
Net increase (decrease)	(309,713)	1,233,055
Balanced Fund	(unaudited) Six-Months Ended June 30, 2005	Year Ended Dec. 31, 2004
In Dollars
Shares sold	$1,434,437	$2,351,697
Shares issued in reinvestment of dividends	88,840	248,091
Total shares issued	1,523,277	2,599,788
Shares redeemed	(6,838,216)	(2,362,300)
Net increase (decrease)	$(5,314,939)	$237,488

In Shares
Shares sold	75,114	126,590
Shares issued in reinvestment of dividends	4,683	13,035
Total shares issued	79,797	139,625
Shares redeemed	(360,404)	(126,547)
Net increase (decrease)	(280,607)	13,078
Mid-Cap Fund	(unaudited) Six-Months Ended June 30, 2005	Year Ended Dec. 31, 2004
In Dollars
Shares sold	$48,337,260	$57,132,683
Shares issued in reinvestment of dividends	--	5,378,113
Total shares issued	48,337,260	62,510,796
Shares redeemed	(12,559,664)	(11,505,867)
Net increase	$35,777,596	$51,004,929

In Shares
Shares sold	3,935,567	4,852,189
Shares issued in reinvestment of dividends	--	429,562
Total shares issued	3,935,567	5,281,751
Shares redeemed	(1,022,973)	(973,718)
Net increase	2,912,594	4,308,033
Foresight Fund	(unaudited) Six-Months Ended June 30, 2005	Year Ended Dec. 31, 2004
In Dollars
Shares sold	$555,816	$540,491
Shares issued in reinvestment of dividends	--	24,485
Total shares issued	555,816	564,976
Shares redeemed	(328,781)	(800,751)
Net increase (decrease)	$227,035	$(235,775)

In Shares
Shares sold	42,583	41,264
Shares issued in reinvestment of dividends	--	1,829
Total shares issued	42,583	43,093
Shares redeemed	(25,457)	(61,727)
Net increase (decrease)	17,126	(18,634)

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities during the most recent fiscal year-end is available. These policies and voting information are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address:  publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC  20549-0102. Finally, you may call Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

During the period covered by this report, the registrant adopted written procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) None (not applicable to open-end funds).

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Equity Trust

By: (signature)

W. Richard Mason, Secretary

Date: August 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: August 8, 2005

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: August 8, 2005